UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

PRELIMINARY SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)
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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a -12

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FROZEN FOOD EXPRESS INDUSTRIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 24, 2007

TO THE SHAREHOLDERS OF
FROZEN FOOD EXPRESS INDUSTRIES, INC.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Frozen Food Express Industries, Inc., a Texas corporation, will be held on Thursday, May 24, 2007, at 3:30 p.m., local time, in the Presidente Room in the Renaissance Dallas Hotel, 2222 Stemmons Freeway, Dallas, TX 75207 to consider and vote on:

1.	Election of three Class III Directors for a three-year term, or until their respective successors are elected and qualified;
2.	Approval of an amendment to our 2005 Stock Incentive Plan, increasing the number of shares of our common stock available for the grant of awards under the plan from 1,700,000 to 2,200,000 shares;
3.
Approval of an amendment and restatement of our Articles of Incorporation to (i) increase the aggregate number of shares of common stock that we have authority to issue from 40,000,000 shares to 75,000,000 shares and (ii) delete superseded provisions and make other ministerial changes to our current Articles of Incorporation; and

4.	Such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

We encourage you to attend the annual meeting of shareholders in person. Whether or not you plan to attend the annual meeting, please complete, date, sign and return the accompanying proxy at your earliest convenience.

Shareholders of record at the close of business on April 10, 2007, are entitled to notice of and to vote at the Annual Meeting or any adjournment of the Annual Meeting. A list of all shareholders entitled to vote at the Annual Meeting is on file at our executive offices, 1145 Empire Central Place, Dallas, Texas 75247.

By Order of the Board of Directors

Dallas, Texas	LEONARD W. BARTHOLOMEW
, 2007	Secretary

FROZEN FOOD EXPRESS INDUSTRIES, INC.
1145 Empire Central Place
Dallas, Texas 75247
Telephone: (214) 630-8090

Proxy Statement for Annual Meeting of
Shareholders to be Held on May 24, 2007

ABOUT THE MEETING

•	What is a proxy?
•	Why did I receive more than one proxy card?
•	Who is qualified to vote?
•	How many shares of common stock may vote at the meeting?
•	What is the difference between a "shareholder of record" and a "street name" holder?
•	Who can sign the proxy?
•	How do I vote my shares?
•	Can I vote my shares in person at the annual meeting?
•	What are the Board's recommendations on how I should vote my shares?
•	What are my choices when voting?
•	How would my shares be voted if I do not specify how they should be voted?
•	How are abstentions and broker non-votes treated? How will they be counted for quorum purposes?
•	Can I change my vote after I have mailed in my proxy card?
•	What vote is required to approve each proposal?
•	Who will count the votes?
•	Who pays the cost of this proxy solicitation?
•	Is this proxy statement the only way that proxies are being solicited?

This proxy statement, the accompanying proxy card and the annual report to shareholders of Frozen Food Express Industries, Inc. (the "Company") are being mailed on or about April , 2007. Our Board of Directors is soliciting your proxy to vote your shares at the annual meeting of shareholders or any adjourned sessions of the meeting to be held on May 24, 2007, at 3:30 p.m., local time, in the Presidente Room in the Renaissance Dallas Hotel, 2222 Stemmons Freeway, Dallas, Texas 75207. You can find directions to the annual meeting on the outside back cover of this proxy statement. The Board is soliciting your proxy to give all shareholders of record the opportunity to vote on matters that will be presented at the annual meeting. This proxy statement provides you with information on these matters to assist you in voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the proxies appointed by the Board and identified on the proxy card the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held in "street name" (i.e., by a broker, bank, trust or other nominee as a custodian), you will receive your proxy card or other voting information from your broker or other custodian, and you will return your proxy card or cards to your broker or other custodian. You should complete and sign each proxy card you receive.

Who is qualified to vote?

You are qualified to receive notice of and to vote at the annual meeting if you own shares of our common stock, par value $1.50 per share, at the close of business on our record date for the annual meeting of April 10, 2007 (the “Record Date”).

How many shares of common stock may vote at the annual meeting?

As of the Record Date, there were shares of common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote on each matter presented.

What is the difference between a "shareholder of record" and a "street name" holder?

These terms describe how your shares are held. If your shares are registered directly in your name with LaSalle Bank, our transfer agent, you are a "shareholder of record." If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a "street name" holder.

Who can sign the proxy?

If a shareholder is a company, the accompanying proxy should be signed in its full company name by its president or other authorized officer, who should indicate his or her title. If a shareholder is a partnership, the proxy should be signed in the partnership name by an authorized person. If stock is registered in the name of two or more trustees or other persons, the proxy should be signed by each of them. If stock is registered in the name of a decedent, the proxy should be signed by an executor or an administrator. The executor or administrator should attach to the proxy appropriate instruments showing his or her qualification and authority. Proxies signed by a person as agent, attorney, administrator, executor, guardian or trustee should indicate such person's full title following his or her signature.

How do I vote my shares?

If you are a shareholder of record, you can vote your proxy by mailing in the enclosed proxy card.

Please refer to the specific instructions set forth on the enclosed proxy card.

If you hold your shares in street name, your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares.

Can I vote my shares in person at the annual meeting?

If you are a shareholder of record, you may vote your shares in person at the annual meeting. If you hold your shares in street name, you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the annual meeting.

What are the Board's recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 -	FOR the election of three Class III Directors for a three-year term, or until their respective successors are elected and qualified.

Proposal 2 -	FOR the amendment to our 2005 Stock Incentive Plan, increasing the number of shares of our common stock available for the grant of awards under the plan from 1,700,000 to 2,200,000 shares.

Proposal 3 -
FOR the amendment and restatement of our Articles of Incorporation to (i) increase the aggregate number of shares of common stock that we have authority to issue from 40,000,000 shares to 75,000,000 shares and (ii) delete superseded provisions and make other ministerial changes to our current Articles of Incorporation.

What are my choices when voting?

With respect to:

Proposal 1 -
you may (i) vote "FOR" electing all Director nominees as a group; (ii) withhold your vote on all Director nominees as a group; or (iii) vote "FOR" electing Director nominees as a group except those nominees identified by you in the appropriate area on the proxy card.

Proposals 2 and 3 -	you may vote in favor of or against each proposal, or you may elect to abstain from voting.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card without indicating how you want your shares to be voted, the proxies appointed by the Board will vote your shares as follows:

Proposal 1 -	FOR the election of three Class III Directors for a three-year term, or until their respective successors are elected and qualified.

Proposal 2 -	FOR the amendment to our 2005 Stock Incentive Plan, increasing the number of shares of our common stock available for the grant of awards under the plan from 1,700,000 to 2,200,000 shares.

Proposal 3 -
FOR the amendment and restatement of our Articles of Incorporation to (i) increase the aggregate number of shares of common stock that we have authority to issue from 40,000,000 shares to 75,000,000 shares and (ii) delete superseded provisions and make other ministerial changes to our current Articles of Incorporation.

What vote is required to approve each proposal?

Upon establishment of a quorum at the annual meeting, Directors will be elected by a plurality of the votes of the issued and outstanding shares of our common stock represented in person or by proxy at the annual meeting and entitled to vote on the election of Directors. Approval of Proposal 2 will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting. Approval of Proposal 3 will require the affirmative vote of the holders of two thirds of the shares represented in person or by proxy at the Annual Meeting.

How are abstentions and broker non-votes treated? How will they be counted for quorum purposes?

Under our Bylaws, as amended, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the annual meeting. A "broker non-vote" occurs when a broker, bank, trustee or nominee holding shares for a beneficial owner has voted on certain matters pursuant to a discretionary authority or instructions from the beneficial owner but may not have received instructions or exercised discretionary voting power with respect to other matters. Abstentions and broker non-votes will be deemed as “present” at the annual meeting and will be counted for purposes of determining whether a quorum exists. Abstentions and broker non-votes will have no effect on the determination whether a plurality exists with respect to a given nominee for a Director, and therefore, will have no effect in the election of Directors. Abstentions and broker non-votes will have the same effect as votes against other proposals.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

•	by sending a written notice of revocation to our Secretary that is received prior to the annual meeting, stating that you revoke your proxy;
•	by signing a later-dated proxy card and submitting it so that it is received prior to the annual meeting; or
•	by attending the annual meeting and voting your shares in person.

Who will count the votes?

Representatives from LaSalle Bank, our transfer agent, will count the votes and serve as our inspectors of election. The inspectors of election will be present at the annual meeting.

Who pays the cost of this proxy solicitation?

We pay the costs of soliciting proxies. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding these proxy materials to beneficial owners of shares of our common stock.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to mailing these proxy materials on behalf of our Board, certain of our Directors, officers or employees may solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

If you have any further questions about voting your shares or attending the annual meeting please contact our Corporate Secretary at secretary@ffex.net or by telephone at 1-800-569-9200.

OUTSTANDING CAPITAL STOCK; PRINCIPAL SHAREHOLDERS
At the close of business on the Record Date, there were shares of our common stock outstanding and entitled to be voted. The following table sets forth certain information as of the Record Date, except as otherwise indicated, with respect to (i) each person known to our management to be the beneficial owner of more than 5% of our common stock; (ii) each Director and Director nominee; (iii) each executive officer named in the Summary Compensation Table and (iv) all current Directors and executive officers as a group.

		Shares Beneficially Owned
Beneficial Owner	Address	Number	(1)	Percent
Beneficial Owners of More than 5%
Frozen Food Express Industries, Inc. 401(k) Savings Plan, by Delaware Charter Guarantee & Trust Company, as Trustee	1013 Centre Road Wilmington, DE 19805	2,004,288	(2)%
Sarah M. Daniel	612 Linda El Paso, TX 79922	1,730,922	(3)%
Stoney M. Stubbs, Jr.	158 Jellico Circle Southlake, TX 76092		(4)%
Lucile B. Fielder	104 South Commerce St. Lockhart, TX 78644	1,630,200	(5)%
Dimensional Fund Advisors, Inc.	1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,512,270	(6)%
Dalton, Greiner, Hartman, Maher & Co.	565 Fifth Avenue, Suite #2101 New York, NY 10017	1,420,490	(7)%
William Blair & Company, L.L.C.	222 W. Adams Street Chicago, IL 60606	1,036,362	(8)%
Current Directors, Nominees and Named Executive Officers
Stoney M. Stubbs, Jr.					%
S. Russell Stubbs			(9)%
Thomas G. Yetter			(10)	*	%
Brian R. Blackmarr		38,864	(11)	*	%
Leroy Hallman		36,726	(12)	*	%
W. Mike Baggett		20,670	(13)	*	%
T. Michael O'Connor		18,864	(14)	*	%
Jerry T. Armstrong		10,077	(15)	*	%
All Current Directors and Named Executive Officers as a Group (8 persons)			(16)%
Former Named Executive Officers
Charles G. Robertson, former Chief Operating Officer		835,823	(17)	--
Gary M. Pruden, former Chief Financial Officer			(18)	--

        * Less than 1%.
(1)	Except as otherwise noted, all shares are held directly, and the owner has sole voting and investment power.
(2)
Information concerning the number of shares owned by Frozen Food Express Industries, Inc. 401(k) Savings Plan, by Delaware Charter Guarantee & Trust Company, as Trustee, is as of December 31, 2006, and was obtained from a Schedule 13G/A dated February 14, 2007.

(3)
Ms. Daniel has sole voting and dispositive power over 53,590 shares, joint voting and dispositive power with her husband over 45,092 shares, joint voting and dispositive power with her daughter over 3,280 shares and shared voting and dispositive power with Ms. Fielder over 1,321,332 shares owned by Weller Investment, Ltd., 192,405 shares owned by Edgar O. Weller Family Trust and 115,223 shares owned by Melanie A. Weller.

(4)
Includes 608,326 shares issuable pursuant to options exercisable within 60 days of April 10, 2007, 18,041 shares of restricted stock for which Mr. Stubbs has voting power, _______ shares allocated to his account in the Frozen Food Express Industries, Inc. 401(k) Savings Plan, _______ shares allocated to his account in the FFE Transportation Services, Inc. 401(k) Wrap Plan and 623,272 shares held in family partnerships controlled by Mr. Stubbs.

(5)
Ms. Fielder has sole voting and dispositive power over 1,240 shares and shared voting and dispositive power with Ms. Daniel over 1,321,332 shares owned by Weller Investment Ltd., 192,405 shares owned by Edgar O. Weller Family Trust and 115,223 shares owned by Melanie A. Weller.

(6)	Information concerning the number of shares owned by Dimensional Fund Advisors, Inc. is as of December 31, 2006 and was obtained from a Schedule 13G/A filed on February 8, 2007.
(7)
Information concerning the number of shares beneficially owned by Dalton, Greiner, Hartman, Maher & Co. (“DGHM”) is as of December 31, 2006 and was obtained from a Schedule 13G/A filed on February 6, 2007, providing for ownership of 1,420,490 shares of which DGHM has sole voting power over 1,385,090 shares.

(8)	Information concerning the number of shares owned by William Blair & Company, L.L.C. is as of December 31, 2006 and was obtained from a Schedule 13G/A filed on January 17, 2007.
(9)
Includes 71,061 shares issuable pursuant to options exercisable within 60 days of April 10, 2007, 17,127 shares of restricted stock for which Mr. Stubbs has voting power, _________ shares allocated to his account in the Frozen Food Express Industries, Inc. 401(k) Savings Plan, ______ shares allocated to his account in the FFE Transportation Services, Inc. 401(k) Wrap Plan, 1,112 shares held in a partnership controlled by Mr. Stubbs, 5,727 shares held by his spouse and 6,116 shares held in irrevocable trusts of which Mr. Stubbs is the trustee.

(10)
Includes 71,819 shares issuable pursuant to options exercisable within 60 days of April 10, 2007, 13,111 shares of restricted stock for which Mr. Yetter has voting power, _______ shares allocated to his account in the Frozen Food Express Industries, Inc. 401(k) Savings Plan and _______ shares allocated to his account in the FFE Transportation Services, Inc. 401(k) Wrap Plan.

(11)	Includes 15,000 shares issuable pursuant to options exercisable within 60 days of April 10, 2007 and 3,435 shares of restricted stock for which Mr. Blackmarr has voting power.
(12)
Includes 13,125 shares issuable pursuant to options exercisable within 60 days of April 10, 2007, 2,147 shares of restricted stock for which Mr. Hallman has voting power and 7,475 shares held by a trust of which Mr. Hallman is the trustee.

(13)	Includes 16,068 shares issuable pursuant to options exercisable within 60 days of April 10, 2007 and 2,147 shares of restricted stock for which Mr. Baggett has voting power.
(14)	Includes 15,000 shares issuable pursuant to options exercisable within 60 days of April 10, 2007 and 3,435 shares of restricted stock for which Mr. O'Connor has voting power.
(15)	Represents 7,501 shares issuable pursuant to options exercisable within 60 days of April 10, 2007 and 2,147 shares of restricted stock for which Mr. Armstrong has voting power.
(16)
Includes 817,900 shares issuable pursuant to options exercisable within 60 days of April 10, 2007, 61,590 shares of restricted stock with voting power, 251,990 shares allocated to the Frozen Food Express Industries, Inc. 401(k) Savings Plan, 33,391 shares allocated to the FFE Transportation Services, Inc, 401(k) Wrap Plan, 816,620 shares held by family partnerships, 5,727 shares held by a spouse, and 13,591 shares held by trusts.

(17)
Information concerning the number of shares beneficially owned by Mr. Robertson is as of May 17, 2006 (Mr. Robertson's last day as an executive officer). On May 17, 2006, Mr. Robertson resigned as the Company's Executive Vice President and Chief Operating Officer and as a Director. Mr. Robertson's shares are not included in the ownership by current directors and named executive officers shown above.  Includes 416,653 shares issuable pursuant to options exercisable within 60 days of May 17, 2006, 140,748 shares allocated to his account in the Frozen Food Express Industries, Inc. 401(k) Savings Plan, 24,503 shares allocated to his account in the FFE Transportation Services, Inc. 401(k) Wrap Plan and 192,236 shares held in family partnerships controlled by Mr. Robertson.

(18)
Information concerning the number of shares beneficially owned by Mr. Pruden is as of February 15, 2006 (Mr. Pruden’s last day as an executive officer). On February 15, 2006, Mr. Pruden resigned as the Company’s Senior Vice President and Chief Financial Officer and as a Director. Mr. Pruden’s shares are not included in the ownership by current directors and named executive officers shown above.

EXECUTIVE OFFICERS

The table below sets forth certain information regarding our principal officers including our current executive officers:

Name	Age	Position
Stoney M. Stubbs, Jr.	70	President and Chief Executive Officer
Thomas G. Yetter	55	Senior Vice President and Chief Financial Officer
S. Russell Stubbs	43	Senior Vice President and Chief Operating Officer

See Mr. Stoney M. Stubbs, Jr.’s biography under Proposal 1: Election of three Class III Directors.

See Mr. Thomas G. Yetter’s biography under Proposal 1: Election of three Class III Directors.

See Mr. S. Russell Stubbs’ biography under Proposal 1: Election of three Class III Directors.

CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and maintaining integrity in the marketplace. Our Code of Business Conduct and Ethics (the “Code of Ethics”) is available on our Internet website at http://www.ffex.net under the Corporate Governance link and is available in print without charge from our Secretary. Such requests should be directed to our Secretary at Frozen Food Express Industries, Inc., 1145 Empire Central Place, Dallas, Texas 75247.

The Code of Ethics applies to all of our Directors and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Ethics addresses all of the Nasdaq Stock Market ("Nasdaq") content requirements, and includes provisions addressing conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of our assets and compliance with our policies and with laws, rules and regulations. No waivers of the Code of Ethics were requested or granted in 2006.

Our Board of Directors, its standing committees and management remain committed to proactive pursuit of best practices of corporate governance, accountability and transparency. In this regard, our website has links to our filings with the Securities and Exchange Commission (the “SEC”), including all Forms 3, 4 or 5 filed pursuant to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). The Corporate Governance section of our website contains our Audit Committee Charter, and the Code of Ethics, copies of which also are available in print without charge from our Secretary. Additional data available in the Corporate Governance section of our website include information on the composition and functions of our Board of Directors and its committees, links to our filings with the SEC and instructions for submission of shareholder communications to the Board.

Board of Directors -- Meetings and Committees

Our Bylaws provide that our Board of Directors shall consist of nine Directors. Presently, there are eight Directors.  Our Board of Directors  is attempting to identify a qualified candidate to fill the vacancy. Our Board has affirmatively determined that each of our five Non-Employee Directors (Jerry T. Armstrong, W. Mike Baggett, Brian R. Blackmarr, Leroy Hallman and T. Michael O'Connor) has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is independent within the meaning of Nasdaq director independence standards. Accordingly, a substantial majority of our Board of Directors is currently independent as required by the SEC rules and the Nasdaq director independence standards.

Our Board of Directors met in person or by teleconference six times during the year ended December 31, 2006. Our Non-Employee Directors conducted executive sessions without management during each of the four regular meetings of our Board in 2006. During 2006, our Board of Directors had two standing committees, the Audit Committee and the Compensation Committee, each of which selected a Committee Chairman from its members.  Only independent Directors serve on the Board's standing committees.  During 2006, each incumbent Director attended at least 85% of the meetings held by our Board of Directors and the committees of which he was a member. The membership of each of the committees during 2006 is reflected in the table below.

Name of Independent Director	Audit	Compensation
Jerry T. Armstrong	X
W. Mike Baggett	X	X
Brian R. Blackmarr		Chair
Leroy Hallman	Chair	X
T. Michael O'Connor	X
Number of committee meetings in Fiscal 2006	23	4
X = Committee member

Director Attendance at the Annual Meetings of Shareholders

Absent unusual circumstances, we expect all our Directors to attend all annual meetings of shareholders. All Directors attended the 2006 annual meeting.

Consideration of Director Nominees

Each independent Director has the responsibility to periodically assess, develop and communicate with our the Board concerning the appropriate criteria for nominating and appointing Directors, including our Board's size and composition, applicable listing standards and laws, individual Director performance, expertise, experience, willingness to serve actively, number of other public and private company boards on which a Director candidate serves, consideration of Director nominees timely proposed by shareholders in accordance with our Bylaws and other appropriate factors. Other specific duties and responsibilities of our independent Directors as a group include but are not limited to recommending to our Board the individuals to be nominated for election as Directors at each annual meeting of shareholders, identifying and recommending to our Board the appointees to be selected by the Board for service on the committees of the Board, retaining and terminating any search firm used to identify Director candidates, overseeing an annual review of the performance of the full Board and performing any other activities our Board considers appropriate.

Procedures for Nominations by Shareholders

We do not have a standing nominating committee or a committee performing similar functions. Our Board of Directors believes that it is appropriate for us not to have such a committee because Director nominees have historically been selected by our Board, a majority of which are independent as required by the SEC rules and Nasdaq director independence standards. In accordance with Nasdaq Marketplace Rules, a majority of our independent Directors will recommend Director nominees for our Board's consideration. Following a recommendation by independent Directors, all of our Directors participate in the consideration of nominees for our Board. Because we do not have a standing nominating committee, there is no written nominating committee charter; however, our Board of Directors has adopted the nomination policy described in this section.

Our independent Directors have adopted policies concerning the process for the consideration of Director candidates by our shareholders.  If you wish to submit candidates for consideration at our 2008 Annual Meeting, you should send the following information to our Secretary, at Frozen Food Express Industries, Inc., 1145 Empire Central Place, Dallas, Texas 75247 on or before December 7, 2007:

•	Your name and address as it appears on our books and records; the number and class of shares you own beneficially and of record and the length of period held; and proof of ownership of such shares;

•	Name, age and address of the candidate;

•
A detailed resume describing, among other things, the candidate's educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•	Any information regarding any relationships between us and the candidate within the last three years;

•
Any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act, and rules adopted thereunder;

•	A description of any arrangements or understandings between you and such candidate;

•	A supporting statement which describes the candidate's reasons for seeking election to our Board, and documents his or her ability to satisfy the Director qualifications; and

•	A signed statement from the candidate, confirming their willingness to serve on our Board.

The Secretary will promptly forward such materials to the independent Directors and maintain copies of such materials for future reference by our independent Directors when nominating persons for election or when filling Board positions.

If a vacancy arises or our Board decides to expand its membership, our independent Directors will seek recommendations of potential candidates from a variety of sources (which may include incumbent Directors, shareholders, our management and third-party consultants). At that time, our independent Directors also will consider potential candidates submitted by shareholders in accordance with the procedures described above. Our independent Directors will then evaluate each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on our Board. Our independent Directors seek to identify and recruit the best available candidates, and intend to evaluate qualified shareholder candidates on the same basis as those submitted by other sources.

After completing this process, our independent Directors will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, our independent Directors will rank them by order of preference, depending on their respective qualifications and our needs. Our independent Directors will then contact the desired candidate(s) to evaluate their potential interest and to schedule interviews with our independent Directors. All such interviews will be held in person, and include only the candidate and our independent Directors. Any travel expenses incurred by the candidate may be at the expense of the candidate, or at the discretion of the independent Directors. Based upon interview results, the candidate's qualifications and appropriate background checks, our independent Directors will then decide whether they will recommend the candidate's nomination to the full Board.

Shareholder Communications with the Board

Our Board has adopted the following procedures for shareholders to send communications to the full Board or individual Directors:

Shareholders seeking to communicate with our Board of Directors should submit their comments in writing to our Secretary at Frozen Food Express Industries, Inc., 1145 Empire Central Place, Dallas, Texas 75247. Our Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary in his or her sole discretion, deems not appropriate) to each member of our Board, or if applicable, to the individual Director(s) named in the correspondence. Subject to the following, the Chairman of our Board and our independent Directors will receive copies of such shareholder communications, including those addressed to individual Directors, unless such communications address allegations of misconduct or mismanagement on the part of the Chairman of the Board. In such an event, our Secretary will first consult with and receive the approval of our independent Directors before disclosing or otherwise discussing the communication with the Chairman of the Board.

We reserve the right to screen materials sent to our Directors for potential security risks or harassment purposes, and we also reserve the right to verify ownership status before forwarding shareholder communications to our Board.

Our Secretary will determine the appropriate timing for forwarding shareholder communications to our Directors. He or she will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.

Shareholders also have an opportunity to communicate with our Board at the annual meetings of shareholders.

Audit Committee

We have established and maintain an Audit Committee in accordance with the rules promulgated under the Exchange Act. Our Audit Committee assists our Board of Directors in fulfilling its responsibilities for general oversight of the integrity of our financial statements, the qualifications of our independent auditors, compliance with legal and regulatory requirements and our internal audit function and internal controls over financial reporting. This Committee works closely with management as well as our independent auditors and currently consists of Chairman Leroy Hallman, Jerry T. Armstrong, W. Mike Baggett and T. Michael O'Connor, all of whom meet the independence criteria of audit committee members prescribed by the Nasdaq listing standards' financial literacy requirements. Our Board of Directors has determined that Mr. Armstrong, meets the requisite SEC criteria to qualify as an audit committee financial expert. Our Audit Committee met 23 times during 2006. The Committee operates pursuant to a written charter, which has been approved and adopted by our Board of Directors and is reviewed and reassessed annually by the Committee. The Audit Committee charter is available within the corporate governance section of our Internet website at www.ffex.net. The Report of the Audit Committee is included herein and appears on page  of this proxy statement.

Related Party Transactions Policy

        In accordance with our Code of Ethics, our Audit Committee is responsible for reviewing and approving the terms and conditions of all proposed transactions that involve a conflict of interest, transactions between us, any of our subsidiaries or affiliates, and any of our officers or Directors, or relatives or affiliates of any such officers or Directors, to ensure that such "related-party" transactions are fair and are in our overall best interst.

Compensation Committee

The principal functions of our Compensation Committee are to review and approve executive officer compensation and employee compensation matters, including matters regarding our various benefit plans, independently or in conjunction with our Board of Directors, as appropriate. Specific duties and responsibilities include, among others, reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of each executive officer in accordance with those objectives, approving and amending our incentive compensation and stock option program and recommending compensation arrangements for our Directors. To fulfill its responsibilities, the Committee met four times during 2006. The Committee currently consists of Chairman Brian R. Blackmarr, W. Mike Baggett and Leroy Hallman, all of whom meet the independence criteria prescribed by Nasdaq. The Committee does not have a charter. The Report of the Compensation Committee is included herein and appears on page  of this proxy statement.

Compensation Committee Interlocks and Insider Participation

As of December 31, 2006, no member of our Compensation Committee is involved in a relationship requiring disclosure as an interlocking executive officer/director or under Item 404 of Regulation S-K.

PROPOSAL 1: ELECTION OF THREE
CLASS III DIRECTORS, EACH FOR A THREE YEAR TERM

Our Bylaws provide that our Board of Directors shall consist of nine Directors. Our Board of Directors currently consists of eight members. Our management is attempting to identify a qualified candidate to fill the vacancy on the Board. Our Board of Directors is divided into three classes. Each year, the Directors in one of the three classes are elected to serve for a three-year term. The current term for Class III Directors will expire at the annual meeting. The current term for Class I Directors will expire at the 2009 annual meeting of shareholders and the current term for Class II Directors will expire at the 2008 annual meeting.

Three persons have been nominated by our Board of Directors for election as Class III Directors at the annual meeting, all of whom are incumbent Class III Directors.

Nominees

The Board of Directors urges you to vote FOR the election of all of the individuals who have been nominated to serve as Class III Directors. Unless otherwise instructed, the persons named as proxies will vote all proxies received FOR the election of the persons named as nominees for Class III Directors for a term of three years. If you wish to give specific instructions with respect to the voting of Directors, you may do so by indicating your instructions on your proxy or voting instruction card.

If, at the time of the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be used to vote for a substitute or substitutes as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Certain information with respect to the nominees for election as our Directors proposed and the other Directors whose terms of office as Directors will continue after the Annual Meeting is set forth below. Each nominee and Director has served in his principal occupation for the last five fiscal years, unless otherwise indicated.

Name, Age, Principal Occupation or Position, Other Directorships	Served as Director Since	Term Expiration Date (if elected)	Class
Nominees for Election at the 2007 Annual Meeting
Stoney M. Stubbs, Jr.--70 Mr. Stubbs has been our Chairman of the Board, President and Chief Executive Officer since 1980. He is the father of S. Russell Stubbs.	1977	2010	III
T. Michael O'Connor--52 Mr. O'Connor has managed T. J. O'Connor Cattle Co., a ranch and energy company, since 2000.	1992	2010	III
Jerry T. Armstrong--68 Mr. Armstrong has been Chairman, Chief Executive Officer and Director of Wind Associates, Inc., a private investment and management company, since 1997.	2003	2010	III
Continuing Directors
Leroy Hallman--92 Mr. Hallman is a retired attorney. He is the Chairman of the Audit Committee and a member of the Compensation Committee.	1975	2008	I
S. Russell Stubbs--43 Mr. Stubbs is our Senior Vice President and Chief Operating Officer. Effective May 17, 2006, he replaced Charles G. Robertson, who was Executive Vice President and a Director. Mr. Stubbs has served as President of Lisa Motor Lines, Inc., our subsidiary, since 1999. He joined FFE Transportation Services, Inc., our primary operating subsidiary, in 1986 as a management trainee. He is the son of Stoney M. Stubbs, Jr., our Chairman, President , CEO and Class III Director.	2005	2008	I
Brian R. Blackmarr--65 Mr. Blackmarr has been President and Chief Executive Officer of RFID Systems Inc., a computer software company, since June 2002 and Fusion Laboratories, Inc., an information technology services company, since January 2002. From January 2000 until January 2002, Mr. Blackmarr was President and Chief Executive Officer of eBusLink, Inc., a technology consulting company.	1990	2009	II
W. Mike Baggett--60 Mr. Baggett has been Chairman and Chief Executive Officer of Winstead PC, a Dallas-based law firm, since 1992.	1998	2009	II
Thomas G. Yetter--55 Mr. Yetter has been our Senior Vice President, Chief Financial Officer and Treasurer since May 17, 2006. He served as Interim Chief Financial Officer since February 15, 2006, when Gary M. Pruden resigned as Senior Vice President, Chief Financial Officer and a Director. Mr. Yetter joined us in 1986 and has served as Treasurer since 1988. He also previously served as Vice President of Finance of FFE.	2006	2009	II

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE FOR THE ELECTION OF MESSRS. STUBBS, O’CONNOR AND ARMSTRONG
AS CLASS III DIRECTORS FOR A THREE YEAR TERM; PROPOSAL 1 ON PROXY CARD.
*********************************************************************

PROPOSAL 2: TO APPROVE AN AMENDMENT
TO THE 2005 STOCK INCENTIVE PLAN

Our Board of Directors has approved, and proposed that the shareholders approve at the Annual Meeting, an amendment to Frozen Food Express Industries, Inc. 2005 Stock Incentive Plan (the “Plan”). The Plan has previously been approved by our shareholders. The proposed amendment will increase the number of shares of our common stock authorized to be awarded under the Plan from 1,700,000 shares to 2,200,000 shares.

There are currently approximately 1,600,000 shares of common stock underlying outstanding stock options and restricted stock grants under the Plan. Approximately 90,000 shares remain available for grant under the Plan. The diminished number of remaining available shares under the Plan limits our ability to (a) provide incentive compensation to our key employees, (b) attract new management-level employees and (c) provide compensation to our consultants and advisors. It is anticipated that the additional 500,000 shares proposed to be authorized under the Plan, together with the shares remaining, will enable us to provide sufficient grants of awards for the foreseeable future.

We are seeking shareholder approval for the proposed amendment to the Plan. Shareholder approval is required under the Nasdaq Marketplace Rules. By allowing us to continue to offer our management employees, and executive officers, long-term performance-based compensation through the Plan, the Board of Directors believes that we will continue to be able to attract, motivate, and retain individuals of exceptional talent upon whom, in large measure, our future success depends.

Certain provisions of the Plan are summarized below.  The complete text of the Plan, as amended, marked to show the proposed amendment, is attached to this proxy statement as Apprendix A.

Description of the Plan. Awards under the Plan are in the form of our authorized common stock, par value $1.50 per share, or options to acquire such common stock. The fair market value of our common stock as of March 30, 2007 was $ 8.32 per share. The Plan provides for the grant of incentive stock options, nonstatutory options, shares of restricted stock, stock appreciation rights (“SARs”), stock units and performance share awards. Awards under the Plan may be made to key employees, including officers and Directors who may be employees, and non-employee consultants or advisors. There are currently approximately 100 employees who are eligible to receive awards under the Plan.

Should this proposal be enacted, an aggregate of 2,200,000 shares of common stock would be reserved for issuance under the Plan; provided, that no more than 500,000 shares of common stock may be awarded under the Plan in the form of shares of restricted stock, stock units, or performance shares. The Plan limits the number of shares subject to awards granted in any single fiscal year to any individual to 100,000 shares.

The Plan is administered by our Board of Directors or by its Compensation Committee. The Committee has full authority, subject to the terms of the Plan, to determine the individuals to whom awards are made, the number of shares of common stock represented by each award, the date or dates on which options are granted and exercisable, the exercise price of options, and the date or dates at which shares of restricted stock, stock units or performance shares will be issued, vested or exercisable.

The Plan may not be amended without the consent of the holders of a majority of the shares of our common stock then outstanding to (a) increase materially the aggregate number of shares of stock that may be issued under the Plan or the maximum number of shares subject to awards that may be granted to any eligible individual in any single fiscal year, (b) increase materially the benefits accruing to eligible individuals under the Plan or (c) modify materially the requirements of eligibility for participation in the Plan; provided, that such amendments may be made without the consent of the stockholders if changes occur in law or other legal requirements (including Rule 16b-3) that would permit otherwise.

Description of Options under the Plan. The Plan authorizes the award of both incentive stock options, for which option holders may receive favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and nonstatutory options, for which option holders do not receive special tax treatment. For further information regarding the tax treatment of options granted under the Plan, see “Tax Treatment of Awards” below.

Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted to employees, consultants and advisors. The exercise price of each option shall be determined by the Compensation Committee, and may be equal to or greater than the fair market value of the stock on the date of grant of the option; provided that the exercise price of an incentive stock option granted to an employee who owns more than 10% of our common stock may not be less than 110% of the fair market value of the underlying shares of common stock on the date of grant.

The optionee may pay the exercise price:

(1)	in cash;

(2)
with the approval of the Compensation Committee, by delivering or attesting to the ownership of shares of common stock having a fair market value on the date of exercise equal to the exercise price of the option; or

(3)
by such other method as the Compensation Committee shall approve, including payment through a broker in accordance with cashless exercise procedures permitted by Regulation T of the Federal Reserve Board.

Options vest according to the terms and conditions determined by the Compensation Committee and specified in the option agreement. The Committee will determine the term of each option up to a maximum of ten years from the date of grant; provided that the term of an incentive stock option granted to an employee who owns more than 10% of the common stock may not exceed five years from the date of grant. The Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

Description of Restricted Stock. Restricted stock awards are grants of common stock subject to vesting over a required period of employment or service following the date an award is granted, (the “restricted period”), and any other conditions established by the Compensation Committee. A recipient of a restricted stock award will become the holder of shares of restricted stock free of all restrictions if he or she completes the restricted period and satisfies other conditions; otherwise, the shares will be forfeited. Under the Plan, the restricted period may not be more than ten years. The recipient of the restricted stock will have the right to vote the shares of restricted stock and, unless the Committee determines otherwise, will have the right to receive dividends on the shares during the restricted period. The recipient of the restricted stock may not sell, pledge or otherwise encumber or dispose of restricted stock until the conditions imposed by the Committee have been satisfied. The Committee may accelerate the termination of the restricted period or waive any other conditions with respect to any restricted stock.

Description of Stock Units and Stock Appreciation Rights (“SAR”). A stock unit is a right to receive shares of common stock at a future date, or upon the satisfaction of certain conditions set forth in the stock unit award. An SAR is an award that may be granted on a stand-alone basis or in tandem with a stock option and entitles the holder to receive an amount equal to the difference between (1) the fair market value of the shares of stock at the time of exercise of the SAR and (2) the fair market value of the shares of stock on the date that the SAR was granted. Under the Plan, this amount is paid to the holder upon the exercise of a SAR in the form of shares of stock (valued at their fair market value at the time of exercise).

New Plan Benefits. Awards to be received by individual participants are not determinable because the Compensation Committee determines the amount and nature of any award under the Plan in its sole discretion at the time of grant. As a result, the benefits that might be received by participants receiving discretionary grants under the Plan are not determinable. During the 2006 fiscal year, executive officers were awarded restricted shares under the Plan for 12,399 shares of common stock.

Tax Treatment of Awards. The discussion below summarizes the expected federal income tax treatment of awards under the Plan, under currently applicable laws and regulations. It is only a summary of the effect of U.S. federal income taxation upon recipients of awards and us with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a recipient’s death or the income tax laws of any municipality, state or foreign country in which the recipient’s income or gain may be taxable.

Stock Options. Under federal tax law, upon the grant of a nonstatutory stock option, no taxable income will be realized by the optionee and the Company will not be entitled to any tax deduction. Upon exercise of a nonstatutory stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of our common stock on the date of exercise (the "Spread at Exercise"). We will be entitled to a corresponding tax deduction.

Upon the grant of an incentive stock option, no taxable income will be realized by an optionee and the Company will not be entitled to any tax deduction. If an optionee exercises the option, without having ceased to be our employee at any time during the period from the grant of the option until three months before its exercise, then generally, no such taxable income or deduction will result at the time of the exercise of such option. If no "disqualifying disposition" of the stock transferred to an optionee upon exercise of the option is made by the option holder (i.e., no disposition occurs within the period that ends on the later to occur of one year after such stock is so transferred and two years after the grant of the option), any profit (or loss) realized by an optionee from a sale or exchange of such stock will be treated under the Code as long-term capital gain (or loss), and no tax deduction will be allowable to us with respect thereto. When an optionee exercises an incentive stock option, the Spread at Exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax provisions of the Code. If a disqualifying disposition of such stock is made by an option holder, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price.

Stock options awarded under the Plan may provide for accelerated vesting upon a change in control. The accelerated vesting of options could result in an optionee being considered to receive "excess parachute payments" (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the optionee. If so, we would not be able to deduct the excess parachute payments.

Restricted Stock Awards. A recipient generally does not recognize taxable income on the grant of shares of restricted stock, but does recognize ordinary income on the vesting date in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.

However, a recipient may elect to recognize income upon the grant of shares of restricted stock, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as qualified dividend income, and the recipient will not recognize additional income when the restrictions applicable to the shares of restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture.

We will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m).

SARs. Under current federal tax law, upon the grant of an SAR, no taxable income will be realized by the holder and we will not be entitled to any tax deduction. Upon exercise of an SAR, the holder will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the fair market value of the common stock on the date of grant of the SAR and the fair market value of the common stock on the date of exercise. We will be entitled to a corresponding tax deduction at the time of exercise.

Stock Units. A recipient does not recognize taxable income on the grant of stock unit awards, but does recognize ordinary income when they vest, unless settlement of the units is deferred in accordance with the requirements of federal tax law. If these requirements are met, the recipient will recognize taxable income when the shares of our common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on stock unit awards are also taxable as compensation income upon vesting or payment, as applicable.

We will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of stock unit awards, subject to the limitations of Section 162(m).

Performance Share Awards. A recipient does not recognize taxable income on the grant of performance share awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when the cash or shares of our common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of delivery, plus the amount of cash payable or paid, as applicable. Any dividends paid on performance share awards are also taxable as compensation income upon payment.

We will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of performance share awards, subject to the limitations of Section 162(m).

Withholding. We will retain the right to deduct or withhold, or require the recipient to remit us, an amount sufficient to satisfy federal, state and local taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Plan.

Change in Control and Excess Parachute Payments. The accelerated vesting of awards upon a change in control could result in a participant being considered to receive “excess parachute payments” (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. If so, we would not be able to deduct the excess parachute payments.

Section 162(m) Limitations. Section 162(m) of the Code generally places a $1,000,000 annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception, one of which is that shareholders approve the material terms of the compensation.

The Plan incorporates the requirements for the performance-based compensation exception applicable to options and SARs, so that all such awards should qualify for the exception. In addition, the Compensation Committee may grant other awards designed to qualify for this exception. However, the Committee reserves the right to grant awards that do not qualify for this exception, and in some cases, including a change in control, the exception may cease to be available for some or all awards (including options and SARs) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.

THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF
AN AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN;
PROPOSAL 2 ON THE PROXY CARD.

*********************************************************************

PROPOSAL 3: TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE
ARTICLES OF INCORPORATION

Our Board of Directors unanimously approved and recommended for adoption by the shareholders the amendment and restatement of our Articles of Incorporation to (i) increase the aggregate number of shares of common stock which we have authority to issue from 40,000,000 shares to 75,000,000 shares and (ii) delete superseded provisions and make other ministerial changes to our current Articles of Incorporation, in the form attached as Appendix B to this proxy statement (the “Restated Articles of Incorporation”).

Our Articles of Incorporation presently authorize issuance of 40,000,000 shares of common stock. At December 31, 2006, 17,529,969 shares of our common stock were issued and outstanding. In addition, on that date 2,090,506 shares were reserved for the exercise of stock options previously granted and 88,521 shares were reserved for future grants of stock options and restricted stock. We are proposing to increase the reserve for future awards under the 2005 Stock Incentive Plan by an additional 500,000 shares. The Rights Agreement dated June 14, 2000, gives each of our shareholders the right to purchase one share of common stock for each share of common stock that they own, upon the terms and conditions set forth in the Rights Agreement, leaving a shortfall for other purposes.

All shares of our common stock have equal rights and privileges. Each share is entitled to one vote on all matters voted upon by shareholders. The holders of our common stock are entitled to receive such dividends as may be declared by our Board of Directors out of funds legally available therefore. Upon dissolution, the holders of our common stock are entitled to share equally in the remaining assets after satisfaction and discharge of all senior obligations and liabilities. The shares of common stock are not subject to redemption or liability for further call and no conversion rights. Holders of our common stock do not have preemptive rights, and any issuance of the additional shares of our common stock proposed to be authorized, other than on a pro rata basis, would result in dilution of each shareholder’s present ownership interest in the Company.

If the proposed amendment to increase the number of authorized shares of common stock from 40,000,000 to 75,000,000, as set forth in the Restated Articles of Incorporation is approved by our shareholders, considering the shares presently outstanding, and after reserving the shares necessary for stock options, restricted stock and the Rights Agreement, there will be available a total of 34,582,008 shares of common stock for issuance for the corporate purposes discussed below.

If the increase in shares provided for in the Restated Articles of Incorporation is approved, the additional authorized shares of our common stock will be available for issuance from time to time at the discretion of our Board of Directors for various purposes, including future financings or acquisitions of other companies or properties, stock splits and stock dividends and issuance upon exercise of stock options granted and restricted stock or to be granted under stock option or restricted stock plans, on such terms and conditions as our Board of Directors, in its discretion, might then determine, without future action by the shareholders. Although there are no pending acquisitions that would necessitate the proposed increase in the number of our authorized shares of common stock and no understandings, agreements, or the like that would involve the issuance of any of the additional shares to be authorized pursuant to the proposed amendment at this time, we believe that the number of shares presently authorized but unissued and available of issuance is insufficient. We deem it wise to increase the number of authorized shares of our common stock at this time because, in our opinion, it is important that we have available means and flexibility to take advantage of any opportunities that may occur without incurring the expense or delay involved with holding a special meeting of shareholders to increase the number of authorized shares, should a need for such increase arise.

In addition, if this proposal is approved by our shareholders, the Restated Articles of Incorporation will include various ministerial changes, including the deletion of superseded provisions and other ministerial changes to provide more consistency and uniformity within the Restated Articles of Incorporation.

If our shareholders approve this proposal, the Restated Articles of Incorporation will become effective upon filing with the Texas Secretary of State, which we intend to do promptly after the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF
THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION;
PROPOSAL 3 ON THE PROXY CARD.
**************************************************

EXECUTIVE COMPENSATION

[To be included in Definitive Proxy Statement]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION

KPMG LLP ("KPMG") served as our Independent Registered Public Accounting Firm for 2006. Representatives of KPMG are expected to be present at the annual meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. We intend to select our Independent Registered Public Accounting Firm for 2007 after receiving the recommendation of our Audit Committee.

AUDIT AND NON-AUDIT FEES

The following table presents fees for the professional audit services rendered and billed by KPMG, our Independent Registered Public Accounting Firm for 2006, for the audit of our systems of internal controls and annual financial statements for the years ended December 31, 2006 and December 31, 2005 and fees billed for other services rendered by KPMG during those periods.

	2006	2005
Audit fees (1)	589,000	1,370,000
Tax fees	--	--
All other fees	--	--
	589,000	1,370,000

(1)
Audit fees consist of the aggregate fees billed for professional services rendered for the audit of our systems of internal controls and reviews of the financial statements included in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

For 2006 and 2005, our Audit Committee's policy with respect to the pre-approval of audit and non-audit services was to specifically pre-approve the terms and fees of each engagement for services to be performed by the independent registered public accounting firm. Our Audit Committee did not delegate its responsibility to a member of the committee or to management.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors of Frozen Food Express Industries, Inc. (the "Company") operates pursuant to a written charter, which has been approved and adopted by the Board of Directors of the Company and is reviewed and reassessed annually by the Audit Committee. The Audit Committee charter is available within the corporate governance section of the Company's Internet website at www.ffex.net . For the year ended December 31, 2006 and as of the date of the adoption of this report, the Audit Committee was comprised of four Directors who met the independence and experience requirements of the Nasdaq Global Market. Mr. Armstrong is an "audit committee financial expert" as defined by the applicable rules of the Securities and Exchange Commission (the"SEC").

The Audit Committee oversees the Company's system of internal controls over financial reporting and the financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the selection of the Company's Independent Registered Public Accounting Firm. Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls and the Company's legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year ended December 31, 2006, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

The Audit Committee reviewed with representatives of KPMG, who is responsible for expressing an opinion on the Company's system of internal controls over the financial reporting and the conformity of those audited financial statements with U.S. Generally Accepted Accounting Principles, their judgments as to the acceptability and quality of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under U.S. Generally Accepted Auditing Standards, including those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed those disclosures and other matters relating to independence with the auditors.

The Audit Committee discussed with the Company's internal auditors and representatives of KPMG the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditor and representatives of KPMG, with and without management present, to discuss the results of their examinations of the Company's internal controls, and the overall quality of financial reporting.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. In reliance on the reviews and discussions with management and with representatives of KPMG referred to above, and the receipt of
(i)	an unqualified opinion from KPMG LLP dated March 15, 2007 regarding the audited financial statements of the Company for the year ended December 31, 2006, and,
(ii)	an adverse opinion from KPMG, LLP with regard to the company's internal controls over financial reporting.

       The Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.
__________________, 2007

AUDIT COMMITTEE MEMBERS

Leroy Hallman, Chair
Jerry T. Armstrong
W. Mike Baggett

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

[To be included in Definitive Proxy Statement.]

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Rules promulgated under Section 16(a) of the Exchange Act require our executive officers and Directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and Nasdaq Global Market. Such persons are required by SEC regulations to furnish us with copies of such forms they file. Based entirely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that, since January 1, 2006, all Section 16(a) filing requirements applicable to such persons were complied with, except for the following Form 4 late filings:

December 31, 2006 restricted stock award to Stoney M. Stubbs, Jr. was filed on February 15, 2007 and amended on February 16, 2007.

December 31, 2006 restricted stock award to S. Russell Stubbs was filed on February 15, 2007 and amended on February 16, 2007.

December 31, 2006 restricted stock award to Thomas G. Yetter was filed on February 16, 2007.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Shareholders intending to present proposals at the 2008 annual meeting of Shareholders and desiring to have those proposals included in our proxy statement and form of proxy relating to that meeting must submit such proposals, in compliance with Rule 14a-8 of the Exchange Act, to our Secretary on or before ________, 2007. For proposals that shareholders intend to present at the 2008 annual meeting of shareholders outside the processes of Rule 14a-8 of the Exchange Act, unless the shareholder notifies our Secretary of such intent by ________, 2008, any proxy solicited by us for such annual meeting of shareholders will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the annual meeting of shareholders.

By Order of the Board of Directors

Dallas, TX	LEONARD W. BARTHOLOMEW
, 2007	Secretary

A copy of the our annual report on Form 10-K for the year ended December 31, 2006 may be obtained without charge upon written request to Leonard W. Bartholomew, our Secretary, 1145 Empire Central Place, Dallas, Texas 75265 or by accessing our Internet website at www.ffex.net and clicking on "SEC Filings."

APPENDIX A

AMENDED AND RESTATED

FROZEN FOOD EXPRESS INDUSTRIES, INC.

2005 STOCK INCENTIVE PLAN

PURPOSE OF PLAN

The Amended and Restated Frozen Food Express Industries, Inc. 2005 Stock Incentive Plan (the "Plan") has been established as a complete amendment and restatement of the Frozen Food Express Industries, Inc. 2002 Incentive and Nonstatutory Option Plan (the “Prior Plan”) by Frozen Food Express Industries, Inc. (the "Company") to:

(a)	Attract and retain employees of the Company and certain consultants and advisors to provide services to the Company;

(b)	Motivate participating employees and consultants, by means of appropriate incentives, to achieve long-range goals;

(c)	Provide incentive compensation opportunities which are competitive with those of our peer group of corporations; and

(d)	Further identify Holders’ interests with those of the Company's other stockholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

SECTION 1. DEFINITIONS

1.1
"Award" means the grant of any Option, share of Restricted Stock, Restricted Stock Unit or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

1.2	"Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

1.3	"Board of Directors" means the board of directors of the Corporation.

1.4	"Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

1.5	"Change in Control" means the event that is deemed to have occurred if:

(a)
any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that does not currently own a five percent (5%) or greater equity interest in the Corporation or in any Related Corporation becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or of any Related Corporation representing fifteen percent (15%) or more of the combined voting power of the Corporation's or Related Corporation's, as the case may be, then outstanding voting securities; or

(b)
a change in the composition of the Board of Directors occurring within a two (2) year period, as a result of which members of the Incumbent Board cease to constitute at least a majority of the Board of Directors; or

(c)
the Corporation or any Related Corporation shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the Voting Securities of the Corporation or any Related Corporation, as the case may be, outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the Voting Securities of the Corporation or any Related Corporation, as the case may be, or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or

(d)
the stockholders of the Corporation or any Related Corporation approve a plan of complete liquidation of the Corporation or any Related Corporation or the consummation of an agreement for the sale or disposition by the Corporation or any Related Corporation of all or substantially all of the Corporation's or Related Corporation's assets and such plan or agreement becomes effective, other than a liquidation or sale which would result in the Corporation directly or indirectly owning such interest or assets.

1.6	"Code" means the Internal Revenue Code of 1986, as amended.

1.7	"Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

1.8	"Corporation" means Frozen Food Express Industries, Inc., a Texas corporation.

1.9	"Date of Grant" has the meaning given it in Paragraph 4.3.

1.10	"Disability" has the meaning given it in Paragraph 10.5.

1.11	"Effective Date" means the first date that the Plan has been approved by both the Board of Directors and the stockholders of the Corporation, as provided in Paragraph 11.1.

1.12
"Eligible Individual" means (a) a Key Employee or (b) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries.

1.13
"Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

1.14	"Exchange Act" means the Securities Exchange Act of 1934, or any successor law, as it may be amended from time to time.

1.15	"Exercise Notice" has the meaning given it in Paragraph 5.5.

1.16	"Exercise Price" has the meaning given it in Paragraph 5.4.

1.17
"Fair Market Value" means, for a particular day, the market price of the Stock, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

1.18	"Holder" means an Eligible Individual to whom an Award has been granted or such Eligible Individual's Permitted Transferee.

1.19	"Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

1.20
"Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

1.21	"Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

1.22	"Non-Employee Director" has the meaning given it in Rule 16b-3.

1.23
"Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

1.24	"Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.35.

1.25
"Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty-five (65).

1.26	"Option" means either an Incentive Option or a Nonstatutory Option, or both.

1.27	"Outside Director" has the meaning given it under Section 162(m) of the Code.

1.28	“Performance Shares” has the meaning ascribed to it in Section 7.

1.29
"Permitted Transferee" means an Eligible Individual's spouse, children, or grandchildren, a trust established by the Eligible Individual for the benefit of the Eligible Individual and/or his or her spouse, children, or grandchildren, a family partnership or limited liability company whose partners or members are the Eligible Individual, his or her spouse, children, or grandchildren, and/or a trust that would be a Permitted Transferee, or any other Person, the transfer to whom has been approved by the Committee in its sole discretion.

1.30
"Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, or a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

1.31	"Plan" means the Corporation's Amended and Restated 2005 Stock Incentive Plan, as it may be amended from time to time.

1.32
"Related Corporation" shall mean FFE, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation, and FFE Transportation Services, Inc., a Delaware corporation and wholly-owned subsidiary of FFE, Inc.

1.33	"Restricted Period" has the meaning ascribed to it in Section 6.

1.34	"Restricted Stock" has the meaning ascribed to it in Section 6.

1.35	"Restructure" means the occurrence of anyone or more of the following:

(a)
The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

(b)	The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with

(i)	the Corporation not being the continuing or surviving entity of that merger or consolidation or

(ii)
the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock of the Corporation being changed into or exchanged for stock or other securities of any other Person or of the Corporation, or into cash or other property; or

(c)
The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

1.36	"Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

1.37	"Securities Act" means the Securities Act of 1933, or any successor law, as it may be amended from time to time.

1.38
"Stock" means the Corporation's authorized common stock, par value $1.50 per share, as described in the Corporation's Articles of Incorporation as it exists at the Effective Date, or any other securities that are substituted for the Stock as provided in Section 9.

1.39	"Stock Appreciation Right" has the meaning ascribed to it in Section 8.

1.40	"Stock Units" has the meaning ascribed to it in Section 7.

1.41
"Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

1.42	"Total Shares" has the meaning given it in Paragraph 9.2.

1.43
"Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

2.1
Maximum Amount of Shares. Subject to the provisions of Paragraph 2.6 and Section 9 of the Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be 2,200,000 [1,700,000] shares. Notwithstanding the foregoing, the maximum number of shares of Stock that may be issued in the form of Restricted Stock, Stock Units or Performance Shares under the Plan shall be no more than 500,000 out of such 850,000 shares.

2.2
Reduction in Available Shares. In computing the total number of shares available at a particular time for Awards under the Plan, there shall be counted against the limitations stated in Paragraph 2.1 the number of shares of Stock awarded or subject to issuance upon exercise or settlement of Awards and the number of shares of Stock that have been awarded or issued upon exercise or settlement of Awards (except as otherwise provided in Paragraph 2.3).

2.3
Restoration of Unused and Surrendered Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares provided for in Paragraph 2.2 and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

2.4
Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time in its sole discretion.

2.5
Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

2.6
Reduction in Outstanding Shares of Stock. Nothing in this Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then--outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3. ADMINISTRATION OF THE PLAN

3.1
Committee. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 162(m) of the Code. The Board of Directors may administer the Plan with respect to all other Eligible Individuals or may delegate all or part of that duty to the Committee. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be both a Non-Employee Director and an Outside Director and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available, and for the performance-based compensation exception under Section 162(m) of the Code. If the Committee is nevertheless not so constituted, then the Plan shall be administered, and each grant of Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be approved, by the Board of Directors. No discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code shall be afforded to a person who is not both a Non-Employee Director and an Outside Director. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, but shall be no less than two persons.

3.2
Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal of a member from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days prior written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

3.3
Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation, the By-laws of the Corporation, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, so long as either is applicable, as the Committee may deem advisable.

3.4
Committee's Powers. Subject to the express provisions of the Plan, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate the time of exercisability or vesting of any Award that has been granted; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or take any action that would disqualify an award for the performance-based compensation exception under Section 162(m) of the Code; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and the performance--based compensation exception under Section 162(m) of the Code, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive.

SECTION 4. ELIGIBILITY AND PARTICIPATION

4.1	Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

4.2
Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations; provided, however, that no Eligible Individual shall be granted Options in any single fiscal year of the Corporation, the total number of shares subject to which exceed 100,000 shares.

4.3
Date of Grant. The date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder.

4.4
Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

4.5
Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 425 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

4.6	No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS

All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10) .

5.1	Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

5.2
Vesting. Each Award Agreement shall state the time or periods in which or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

5.3
Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of such Option.

5.4
Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"). The Exercise Price per share of Stock subject to an Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

5.5
Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or Disabled, by the person authorized to exercise the Option pursuant to Paragraphs 10.3, 10.5 or 10.7, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 5.5 have been satisfied.

5.6	Incentive Option Exercises. During the Holder's lifetime, only the Holder may exercise an Incentive Option.

5.7
Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent (expressed in the original Award Agreement in the case of any Incentive Option), by surrendering or attesting to ownership of shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

5.8
Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised, and the Corporation shall promptly deliver the exercised shares to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the stock certificates directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker shall then deliver to the Corporation that portion of the sale necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

5.9
Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Option. Upon the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's minimum statutory obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the Holder shall be required to give notice to the Corporation of such disposition and the Corporation shall have the right to require the Holder to pay to the Corporation the amount of any taxes that are required by law to be withheld with respect to such disposition.

5.10
Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Paragraph 9.2, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 425(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

5.11
No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

5.12
Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, the performance-based compensation exception of Section 162(m) of the Code, and any consent required by the last sentence of this Paragraph 5.12, the Committee may (a) modify, vest, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 5.12.

5.13
Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6. TERMS AND CONDITIONS OF RESTRICTED STOCK

All shares of Restricted Stock granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

6.1
Definition. Restricted Stock awards are grants of Stock to Eligible Individuals, the vesting of which is subject to a required period of employment or service as a consultant, and any other conditions set forth in the Award Agreement.

6.2	Terms and Conditions of Awards.

(a)
Restricted Stock awarded to Holders may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of 10 years or such shorter period as the Board may determine, but not less than one year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Holder as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

(b)
The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Holder or group of Holders, but in no case shall the length of the Restricted Period be less than one year.

(c)
Except as otherwise determined by the Board in its sole discretion, a Holder whose employment or service with the Company and all Related Corporations terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

(d)
Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Holder and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Amended and Restated Frozen Food Express Industries, Inc. 2005 Stock Incentive Plan and an agreement entered into between the registered owner and Frozen Food Express Industries, Inc. A copy of such plan and agreement is on file in the office of the Secretary of Frozen Food Express Industries, Inc., 1145 Empire Central Place, Dallas, Texas 75247.”

(e)	At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

SECTION 7. TERMS AND CONDITIONS OF STOCK UNITS AND PERFORMANCE SHARE AWARDS

All Stock Units and Performance Shares granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

7.1
Definition. A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future. A “Performance Share” Award is a grant of shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period. The number of Performance Shares earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

7.2
Terms and Conditions of Awards. For each Holder, the Board will determine the timing of awards; the number of Stock Units or Performance Shares awarded; the performance measures used for determining whether the Performance Shares are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; the number of earned Performance Shares that will be paid in cash and/or shares of Stock; and whether dividend equivalents will be paid on Stock Units or Performance Shares, either currently or on a deferred basis.

7.3
Payment. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of shares of Stock to be issued. Payment for Performance Shares earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned Performance Shares to be paid in cash and the number to be paid in Stock. For Performance Shares payable in shares of Stock, one share of Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (a) the Fair Market Value of a share of Stock at the end of the performance period or (b) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Shares awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the shares earned divided by (a) the Fair Market Value of a share of Stock at the end of the performance period or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

7.4
Retirement, Death or Termination. A Holder whose employment or service with the Corporation and Related Corporations terminates because of Normal Retirement or death either (i) during a performance period, or (ii) prior to the delivery date for Stock Units, shall be entitled to the prorated value of earned Performance Shares or Stock Units, at the conclusion of the performance period (or the deferred delivery date) based on the ratio of the months the Holder was employed (or during which he rendered services as a consultant) during the period to the total months of the performance period (or from the date of the award of the Stock Units until the deferred delivery date). If the Holder’s employment or service with the Corporation and Related Corporations terminates for any reason other than Normal Retirement or death (i) during a performance period, or (ii) prior to the delivery date for Stock Units, the Performance Shares or Stock Units will be forfeited on the date his employment or service terminates. Notwithstanding the foregoing provisions of this Paragraph 7.4, the Board may determine that the Holder will be entitled to receive all or any portion of the Performance Shares or Stock Units that he or she would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Board, in its sole discretion, deems desirable.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 8 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

8.1
Definition. A Stock Appreciation Right is an award that may be granted on a stand-alone basis or in tandem with an Incentive Option or a Nonstatutory Option, and entitles the Holder to receive an amount equal to the difference between the Fair Market Value of the shares of Stock at the time of exercise of the Stock Appreciation Right and the Fair Market Value of the shares of Stock on the Date of Grant of the Stock Appreciation Right, subject to the following provisions of this Section 8.

8.2
Exercise. A Stock Appreciation Right may be exercised under the applicable terms and conditions of the Award Agreement. A Stock Appreciation Right shall entitle the Holder to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the Fair Market Value of the shares of Stock as of the Date of Grant of the Stock Appreciation Right. The exercise of a Stock Appreciation Right that is granted in tandem with an Option will result in the surrender of the related Incentive Option or Nonstatutory Option and, unless otherwise provided by the Board in its sole discretion, the exercise of an Option granted in tandem with a Stock Appreciation Right will result in the surrender of the related Stock Appreciation Right.

8.3
Expiration Date. The "Expiration Date" with respect to a Stock Appreciation Right shall be determined by the Board, but shall be not later than the Expiration Date for any tandem Option. If neither the right nor the tandem Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in shares of Stock (valued at their Fair Market Value at the time of exercise).

SECTION 9. ADJUSTMENT PROVISIONS

9.1
Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:

(a)
If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, (iii) the maximum number of shares of Stock subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Corporation shall be increased proportionately, and (iv) the Exercise Price for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(b)
If at any time or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, (iii) the maximum number of shares of Stock subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Corporation shall be decreased proportionately, and (iv) the Exercise Price for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(c)
In the event of any other change in the outstanding shares of Stock of the Corporation by reason of any spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the aggregate number of shares of Stock with respect to which awards may be made under the Plan, (ii) the terms and the number of shares and/or the price per share of any outstanding Options, Stock Appreciation Rights, Restricted Stock and Stock Units and Performance Share Awards, and (iii) the maximum number of shares of Stock subject to Options that may be granted to any eligible Individual in any single fiscal year of the Corporation. The Committee may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. Adjustments, if any, and any determination or interpretations made by the Committee shall be final, binding and conclusive. For purposes of this Paragraph 9.1, conversion of any convertible securities of the Corporation shall not be deemed to have been effected without receipt of consideration. Except as expressly provided herein, no issuance by the Corporation of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

(d)
Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in exercise price and the number of shares of Stock, other securities, cash or property subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

(e)
Adjustments under subparagraphs 9.1(a), (b) and (c) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

9.2
Changes in Control. Any Award Agreement may provide that, upon the occurrence of a Change in Control, all outstanding Options, shares of Restricted Stock, Stock Units, Performance Share Awards and Stock Appreciation Rights shall immediately become fully vested and exercisable in full, including that portion of any Award that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable, earned or vested (the total number of shares of Stock as to which an Award is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"). If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall receive or be entitled to purchase (in lieu of the Total Shares that the Holder would otherwise receive or be entitled to purchase) the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and at an aggregate Exercise Price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

9.3
Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

(a)
no outstanding Option, shares of Restricted Stock, Stock Units, Performance Share Awards or Stock Appreciation Rights shall become vested or exercisable merely because of the occurrence of the Restructure; and

(b)	in the Committee’s discretion, the Corporation may (but shall not be required to) take any one or more of the following actions:

(i)
accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Awards so as to provide that those Awards shall be vested and exercisable before, upon, or after the consummation of the Restructure;

(ii)
if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

(iii)
redeem in whole or in part any one or more of the outstanding Options, Stock Units, Performance Share Awards or Stock Appreciation Rights (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Paragraphs 5.9 and 10.14 in an amount equal to the Fair Market Value determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed (in excess of the Exercise Price in the case of an Option, or the Fair Market Value of the shares of Stock at the Date of Grant in the case of a Stock Appreciation Right).

9.4
The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 9.3. In the event of any election or action taken by the Corporation pursuant to this Paragraph 9.3 that requires the amendment or cancellation of any Award Agreement, as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 9.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or vested upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to receive or purchase (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to receive or purchase) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate Exercise Price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

9.5
Notice of Change in Control or Restructure. The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 10. ADDITIONAL PROVISIONS

10.1
Termination of Employment. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than the Holder's death or Disability (hereafter defined), then any and all Awards held by that Holder in the Holder's capacity as an Employee as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date the Holder's employment is terminated shall be exercisable by that Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) ninety (90) days following the date of the Holder's termination. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void.

10.2
Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then any and all Awards held by the Holder that were granted because of that capacity as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date the Holder ceases to serve in such capacity shall be exercisable by that Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) ninety (90) days following the date the Holder ceases to serve in such capacity. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void.

10.3
Death. Upon (a) the death of a Holder who is an Eligible Individual because the Holder is an Employee, during the Holder's employment or within ninety (90) days following the Holder's retirement described in Paragraph 10.4 below, or (b) the death of a Holder who is an Eligible Individual because the Holder is serving in a capacity other than as an Employee, then any and all Awards held by the Holder that are not yet exercisable as of the date of the Holder's death shall become null and void as of the date of death; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. Except as expressly provided in this Paragraph 10.3, no Award held by a Holder shall be exercisable after the death of that Holder.

10.4
Retirement. If a Holder is an Eligible Individual because the Holder is an Employee and that employment relationship is terminated by reason of the Holder's Normal Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet vested or exercisable as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date of that retirement shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 90 days following the date of retirement.

10.5
Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet vested or exercisable as of the date of that termination for Disability shall become null and void as of the date of termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date of that termination shall survive the termination for the lesser of (a) the original term of the Award or (b) one year following the date of termination, and the Award shall be exercisable by the Holder, his guardian, or his legal representative. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment.

10.6
Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

10.7
Transferability of Awards. Incentive Options, Stock Units and Performance Share Awards, and, during the period of restriction, Restricted Stock awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Options may be exercised during the lifetime of the Holder only by the Holder or his guardian or legal representative. If provided in the Award agreement, Nonstatutory Options and Stock Appreciation Rights may be transferred by a Holder to Permitted Transferees, and may be exercised either by the Holder, his guardian or legal representative and as otherwise permitted under the laws of descent and distribution, or by a Permitted Transferee.

10.8
Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

10.9
Delivery of Certificates of Stock. Subject to Paragraph 10.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which an Option or Stock Appreciation Right has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price, if applicable, and any tax withholding as may be requested. The value of the shares of Stock transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Option under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

10.10
Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Corporation may, as a condition precedent to the exercise of such Option, require from the Holder (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

10.11
Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

10.12
Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 10.12, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "AMENDED AND RESTATED FROZEN FOOD EXPRESS INDUSTRIES, INC. 2005 STOCK INCENTIVE PLAN" AS ADOPTED BY FROZEN FOOD EXPRESS INDUSTRIES, INC. (THE "CORPORATION") ON __________, 200__, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND (HOLDER) DATED _______________, 20__, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

10.13
Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

10.14
Payment of Taxes. All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied through the surrender of shares of Stock which the Holder already owns, or to which a Holder is otherwise entitled under the Plan. When a Holder is entitled to receive shares of Stock pursuant to the exercise of a Stock Appreciation Right or with respect to an award of Restricted Stock, Stock Units and Performance Shares pursuant to the Plan, the Corporation shall have the right to require the Holder to pay to the Corporation the amount of any taxes that it is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

10.15
Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

10.16	Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

10.17
Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

10.18
Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

10.19
Consideration. No Option shall be exercisable with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11 EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

11.1
Effectiveness. The Plan shall not be effective unless and until it has been approved by both the Board of Directors and the holders of a majority of the shares of Stock of the Corporation present or represented by proxy and entitled to vote at the meeting of the stockholders of the Corporation at which the Plan is presented for stockholder approval. No Awards may be granted prior to the Effective Date.

11.2
Duration. No Awards may be granted hereunder after the date that is ten (10) years from the earlier of (a) the Effective Date and (b) the date the Plan is approved by the stockholders of the Corporation.

11.3
Amendment and Termination. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder, or the performance-based compensation exception of Section 162(m) of the Code. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan or the maximum number of shares subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Corporation (except for adjustments pursuant to Section 9 of the Plan), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements of eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of stockholders of the Corporation if changes occur in law or other legal requirements (including 16b-3) that would permit otherwise.

SECTION 12. GENERAL

12.1	Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Options may be used for any general corporate purpose.

12.2
Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

12.3
No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

12.4
Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.5
Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

12.6
Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

12.7
Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

12.8	No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

12.9
Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its rights under this Plan.

12.10
Corporation Records. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

12.11
Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

12.12	Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

12.13
Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

12.14
Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates.

12.15	Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

12.16
Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, and Permitted Transferees, upon the Corporation, its successors, and assigns, and upon the Committee, and its successors.

12.17	Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

12.18
Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Texas corporate law conflicts with the contract law of such state, in which event Texas corporate law shall govern. The obligation of the Corporation to deliver or sell Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

12.19
Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

FROZEN FOOD EXPRESS INDUSTRIES, INC.

By:            _______________________________
Stoney M. Stubbs, Jr.
President

APPENDIX B

RESTATED

ARTICLES OF INCORPORATION

OF

FROZEN FOOD EXPRESS INDUSTRIES, INC.

A. After being proposed by the Board of Directors of Frozen Food Express Industries, Inc. (the "Corporation") and submitted to the Corporation’s shareholders in accordance with the Texas Business Corporation Act, the following amendment to the Articles of Incorporation, as amended, was adopted by the shareholders of the Corporation at the Annual Meeting of Shareholders held on               , 2007, in conformity with the provisions of the Texas Business Corporation Act and the constituent documents of the Corporation:

Article Four of the Corporation’s Articles of Incorporation, as amended, is amended  in its entirety to read as follows:

“ARTICLE FOUR

The aggregate number of shares which the Corporation shall have authority to issue is Seventy-Five Million (75,000,000) shares of common stock of par value of One and 50/100 Dollars ($1.50) each.”

The Statement of Resolution Authorizing Incorporation by Reference of FFE Industries, Inc., filed with the Secretary of State of the State of Texas on March 9, 1970 is hereby deleted.

B. The Corporation hereby adopts these Restated Articles of Incorporation which accurately copy the original Articles of Incorporation of the Corporation and all amendments thereto that are in effect to date and as further amended as set forth above and which contain no other change in any provision thereof except for the names and addresses of the persons currently serving as Directors set forth in Article Six and except that the names and addresses of the original incorporators are omitted.

C. The Articles of Incorporation of the Corporation with all amendments thereto that are in effect to date are amended and restated in their entirety as follows and are superseded by these Restated Articles of Incorporation.

ARTICLE ONE

The name of the Corporation is FROZEN FOOD EXPRESS INDUSTRIES, INC.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purposes for which the Corporation is organized are:

(a)	To transport goods, wares and merchandise or any valuable thing;

(b)	To lease, rent, purchase and sell automobiles, trucks, tractors, trailers and all equipment, fixtures and fittings therefor;

(c)	To purchase and sell truck, trailer and automotive equipment and supplies;

(d)	To purchase and sell mobile refrigerated equipment and allied devices;

(e)	To lease, purchase and operate truck stops, service station, inn and restaurant facilities;

(f)	To purchase and sell goods, wares, and merchandise generally, both at wholesale and retail;

(g)
To purchase and own patents, trademarks, service marks and copyrights with all rights incident thereto, and to manufacture products and processes under said patents and/or utilizing said trademarks or service marks, and to market, sell and distribute products and license dealers to use such processes or copyrights in prescribed territories on a royalty basis or otherwise, not prohibited by law;

(h)
To store, transport, buy and sell oil, gas, salt, brine, uranium and other mineral solutions and liquefied materials, to include but not be limited to sand and clay for the manufacture and sale of clay products;

(i)
To establish and maintain an oil business, with authority to contract for the lease and purchase of the rights to prospect for, develop and use coal and other minerals, including uranium, petroleum and gas, and the right to erect, build and own all necessary oil tanks, cars, and pipes necessary for the operation of the business of the same; but the Corporation shall not engage, directly, in the oil pipe line business in this State;

(j)	To transact any manufacturing business and to purchase and sell goods, wares and merchandise used for and produced by such business;

(k)	To erect, own, operate, manage, use or lease, in whole or in part, any building or other structure located on real property owned by the Corporation;

(l)	To render and charge for services of every kind and character which the Corporation may legally perform in connection with its stated purposes;

(m)
To do everything necessary, proper, advisable or convenient for the accomplishing of the purposes hereinabove and hereinbelow set forth, and to do all other things incident thereto or in connection therewith, which are not forbidden by the Texas Business Corporation Act, the Texas Miscellaneous Corporation Laws Act, by other laws or by these Restated Articles of Incorporation; and

(n)	To carry out the above stated purposes in any lawful manner, including, but not limited to doing so through the ownership of the capital stock of subsidiary corporations.

ARTICLE FOUR

The aggregate number of shares which the Corporation shall have authority to issue is Seventy-Five Million (75,000,000) shares of common stock of par value of One and 50/100 Dollars ($1.50) each.

ARTICLE FIVE

The address of the Corporation's Registered Office is 1145 Empire Central Place, Dallas, Texas 75247, and the name of its Registered Agent at such address is Stoney M. Stubbs, Jr.

ARTICLE SIX

The number of Directors constituting the Board of Directors, as of the date of the adoption of these Restated Articles of Incorporation is eight (8), unless and until changed pursuant to the Bylaws (and no change shall ever be made which shall reduce the number of Directors to less than three (3)); the names and addresses of the persons now serving as Directors and who are to serve until their successors are elected and qualified, are:

Name	Address
Jerry T. Armstrong	1145 Empire Central Place, Dallas, Texas 75247
W. Mike Baggett	1145 Empire Central Place, Dallas, Texas 75247
Brian R. Blackmarr	1145 Empire Central Place, Dallas, Texas 75247
Leroy Hallman	1145 Empire Central Place, Dallas, Texas 75247
T. Michael O'Connor	1145 Empire Central Place, Dallas, Texas 75247
Stoney M. Stubbs, Jr.	1145 Empire Central Place, Dallas, Texas 75247
S. Russell Stubbs	1145 Empire Central Place, Dallas, Texas 75247
Thomas G. Yetter	1145 Empire Central Place, Dallas, Texas 75247

ARTICLE SEVEN

The provisions of the Bylaws of the Corporation to be initially adopted, and such provisions of the Bylaws as may result from alteration or amendment thereof, as provided by law, relating to the pre-emptive rights of the Corporation or its shareholders to purchase its shares offered for transfer, shall apply with equal force and effect to its treasury stock or unissued shares, unless the Bylaws expressly provide to the contrary, SAVE AND EXCEPT, however, that, concurrently with the sale of shares of common stock of the Corporation to a syndicate of investment banking firms for resale in a public distribution, all pre-emptive rights to acquire securities of the Corporation of any kind shall be denied and become null and void and of no further force or effect.

ARTICLE EIGHT

Cumulative voting, as permitted in the Texas Business Corporation Act, shall be and is hereby expressly prohibited in all elections of every kind and character and in all voting of any issue where the same, under any circumstances, might otherwise be permissible.

ARTICLE NINE

The shareholders of the Corporation expressly delegate to the Board of Directors of the Corporation the power to amend, revise, alter and adopt bylaws.

ARTICLE TEN

To the full extent permitted by the laws of the State of Texas, the Corporation shall indemnify any Director or officer against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including court costs and attorneys’ fees) actually incurred by any such person who was, is or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a Director or officer and shall advance to such person such reasonable expenses as are incurred by him in connection therewith. The rights of Directors and officers set forth in this Article Ten shall not be exclusive of any other right which Directors or officers may have or hereafter acquire relating to the subject matter hereof. As used in this Article Ten, the terms “Director” and “officer” shall mean any person who is or was a Director or officer of the Corporation and any person who, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise. As used in this Article Ten, the term “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in any such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding. No amendment or repeal of this Article Ten shall apply to or have any effect on any right of indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

ARTICLE ELEVEN

The Board of Directors of the Corporation, in its discretion, is authorized to issue and sell securities of the Corporation for such consideration and upon such terms as the Board of Directors may determine, without the consent or approval of the shareholders; however, such power shall not be deemed to contravene the requirements of Articles 2.15 and 2.16 of the Texas Business Corporation Act.

ARTICLE TWELVE

To the full extent permitted by the laws of the State of Texas, as the same may be amended from tame to time, a Director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the Director’s capacity as a Director. Neither the amendment nor repeal of this Article Twelve, nor the adoption of a provision of these Restated Articles of Incorporation inconsistent with this Article Twelve, shall eliminate or reduce the effect of this Article Twelve in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Twelve, would accrue or arise, prior to such amendment, repeal or adoption of any inconsistent provision.”

IN WITNESS WHEREOF, the undersigned has executed these Restated Articles of Incorporation on this ___ day of _____________, 2007.

FROZEN FOOD EXPRESS INDUSTRIES, INC. By: Leonard W. Bartholomew Secretary

FORM OF PROXY CARD
FROZEN FOOD EXPRESS INDUSTRIES, INC.
PLEASE MARK VOTE IN BOX USING DARK INK ONLY
		For All	Withhold All	For All Except
1.	Election of Directors: Class III (three-year tem): (1) Stoney M. Stubbs, Jr. (2) T. Michael O’Connor (3) Jerry T. Armstrong ________________________________ For all nominees except as noted above	☐	☐	☐
		For	Against	Abstain
2.	Proposal to approve an amendment to the 2005 Stock Incentive Plan.	☐	☐	☐
3.	Proposal to approve an amended and restated Articles of Incorporation.	☐	☐	☐
4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐

Date: ________________________________________

______________________________________________

______________________________________________
Signature of Shareholder(s)

When shares are held by joint tenants, both should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer who should indicate his title. If a partnership, please sign in partnership name by authorized person. Please date, sign and mail this proxy card in the enclosed envelope. No postage is required if mailed in the United States.

FOLD AND DETACH HERE EVERY VOTE IS IMPORTANT PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

PROXY	PROXY

FROZEN FOOD EXPRESS INDUSTRIES, INC.
Annual Meeting of Shareholders—May 24, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (1) acknowledges receipt of the notice, dated ____________, 2007, of the Annual Meeting Shareholders of Frozen Food Express Industries, Inc. (herein called the “Company”) to be held on Thursday, May 24, 2007, at 3:30 p.m., Dallas, Texas time, in the Presidente Room in the Renaissance Dallas Hotel, 2222 Stemmons Freeway, Dallas, Texas 75207, and the Proxy Statement, also dated ________, 2007, in connection therewith (herein called the “Proxy Statement”), and (2) constitutes and appoints Stoney M. Stubbs, Jr., and Thomas G. Yetter, and each of them (if only one be present, then by that one alone), his attorneys and proxies, with full power of substitution and revocation to each, for and in the name, place and stead of the undersigned, to vote, and act with respect to, all of the shares of capital stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at said meeting and at any adjournment thereof. The Board of Directors of the Company recommends a vote FOR election of its three nominees for directors and FOR Proposals 2 and 3 set forth on the reverse side.

The proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

2007 Annual Meeting of Shareholders of Frozen Food Express Industries, Inc.

RENAISSANCE DALLAS HOTEL
El Presidente Room
2222 Stemmons Freeway
Dallas, Texas 75207

DIRECTIONS
From Dallas/Fort Worth International Airport
DFW Airport South Exit
Highway 183 East to I-35E South (Toward Dallas/Irving)
Exit Wycliff, make left at Wycliff, hotel on left.

From Love Field Airport
Airport Exit South
Right on Mockingbird to I-35 south toward downtown.
Exit Wycliff, turn left, go under bridge, hotel is on your left.